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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K
                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 5, 1998

          THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY
    (Exact name of registrant as specified in its charter)


         CONNECTICUT               1-6654              06-0542646
(State or other jurisdiction  (Commission File       (IRS Employer
      of incorporation)            Number)         Identification No.)


       227 Church Street                                 06510
       New Haven, CT                                   (Zip Code)
(address of principal executive offices)

 Registrant's telephone number, including area code: (203) 771-5200

                             N/A
 (Former name or former address, if changed since last report)






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Item 5. Other Events

          Southern New England Telecommunications Corporation, a Connecticut corporation and the sole shareholder of the registrant (the "Parent"), has entered into an Agreement and Plan of Merger dated as of January 4, 1998 (the "Merger Agreement") among SBC Communications Inc., a Delaware corporation ("SBC"), SBC (CT), Inc., a wholly-owned subsidiary of SBC ("Merger Sub"), and the Parent. Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Parent and each share of Parent common stock will be converted into 0.8784 shares of SBC common stock (the "Merger"). Based on the January 2, 1998 closing price for SBC common stock of $74.9375 per share, this represents a value of approximately $65.83 for each share of Parent common stock.

          The Merger is subject to termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and to necessary approvals by state utility commissions, approval by Parent shareholders and certain other conditions.

          In connection with the Merger, the Parent and SBC have entered into a Stock Option Agreement dated as of January 4, 1998 (the "Stock Option Agreement"), pursuant to which the Parent has granted SBC the option to purchase up to 19.9% of the Parent's outstanding common stock. The Parent has also entered into an Amendment dated as of January 4, 1998 (the "Rights Amendment") to its Rights Agreement dated as of December 11, 1996 between the Parent and State Street Bank and Trust Company.

          On January 5, 1998, the Parent and SBC issued a press release (the "Press Release") concerning the Merger and the execution of the Merger Agreement.

          The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Stock Option Agreement, the Rights Amendment and the Press Release, which are attached hereto and incorporated herein by reference.



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Item 7. Financial Statement and Exhibits.

(c) Exhibits.


Exhibit No.            Description

2.1                    Agreement and Plan of Merger dated as
                       of January 4, 1998, among Southern New
                       England Telecommunications
                       Corporation, SBC Communications Inc.
                       and SBC (CT), Inc.

4.1                    Stock Option Agreement dated as of
                       January 4, 1998, among Southern New
                       England Telecommunications
                       Corporation, SBC Communications Inc.
                       and SBC (CT), Inc.

4.2 Amendment dated as of January 4, 1998, to the Rights Agreement dated as of December 11, 1996, between Southern New England Telecommunications
                       Corporation and State Street Bank and
                       Trust Company.

99.1                   Press Release dated January 5, 1998.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 6, 1998       THE SOUTHERN NEW ENGLAND
                             TELEPHONE COMPANY
                             (Registrant)

                             By: /s/ Madelyn M. DeMattteo
                                ---------------------------
                             Name:  Madelyn M. DeMatteo
                             Title: Secretary








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                               EXHIBIT INDEX


         The following exhibits are filed herewith:


Exhibit No.            Description

2.1                    Agreement and Plan of Merger dated as
                       of January 4, 1998, among Southern New
                       England Telecommunications
                       Corporation, SBC Communications Inc.
                       and SBC (CT), Inc.

4.1                    Stock Option Agreement dated as of
                       January 4, 1998, among Southern New
                       England Telecommunications
                       Corporation, SBC Communications Inc.
                       and SBC (CT), Inc.

4.2 Amendment dated as of January 4, 1998, to the Rights Agreement dated as of December 11, 1996, between Southern New England Telecommunications
                       Corporation and State Street Bank and
                       Trust Company.

99.1                   Press Release dated January 5, 1998.